UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 13, 2025
SLEEP NUMBER CORPORATION
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

000-25121	41-1597886
(Commission File Number)	(IRS Employer Identification No.)
1001 Third Avenue South, Minneapolis, MN  55404
(Address of principal executive offices) (Zip Code)
(763) 551-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 13, 2025, Sleep Number Corporation, a Minnesota corporation (the “Company”), announced its entry into an agreement (the “Agreement”) with Stadium Capital Management, LLC (together with its affiliates, “Stadium”). The Company and Stadium are each herein referred to as a “party” and collectively, the “parties.”

Pursuant to the Agreement, (i) Stadium hereby irrevocably withdraws its notice of intent to nominate candidates for election to the Company's Board of Directors (the "Board") at the Company’s 2025 annual meeting of shareholders ("2025 Annual Meeting"); (ii) at the 2025 Annual Meeting, Michael J. Harrison shall not stand for re-election to the Board; (iii) at the 2025 Annual Meeting, Barbara R. Matas shall not stand for re-election to the Board; (iv) the only directors to be nominated for election to the Board at the 2025 Annual Meeting shall be Linda Findley, Deborah L. Kilpatrick and Hilary A. Schneider, it being understood and agreed that Ms. Schneider shall be reclassified as a member of the Board in the class with a term expiring at the 2025 Annual Meeting; (v) no later than the completion of the Company’s debt refinancing or at the conclusion of the 2026 annual meeting of shareholders ("2026 Annual Meeting"), whichever occurs first, Stephen L. Gulis, Jr. shall retire or resign from the Board; (vi) Ms. Schneider will be appointed the Chair of the Management Development and Compensation Committee of the Board, effective as of the 2025 Annual Meeting; (vii) Brenda J. Lauderback shall retire or resign from the Board effective December 31, 2025; (viii) following the conclusion of the 2025 Annual Meeting, the Board shall take all necessary actions to reduce the size of the Board to nine (9) directors; (ix) effective upon the earlier to occur of (A) the resignation of Mr. Gulis and (B) the resignation of Ms. Lauderback, the Board shall take all necessary actions to reduce the size of the Board from nine (9) to eight (8) directors; and (x) effective upon the later to occur of (A) the resignation of Mr. Gulis and (B) the resignation of Ms. Lauderback, the Board shall take all necessary actions to reduce the size of the Board from eight (8) to seven (7) directors.

The Agreement further provides, among other things, that:

•unless otherwise mutually agreed to in writing by each of Stadium and the Company, this Agreement shall remain in effect until the date that is the earlier to occur of: (i) thirty (30) days prior to the deadline for delivery of notice under the Restated Bylaws of the Company for the nomination of director candidates for election to the Board at the 2026 Annual Meeting or (ii) one hundred twenty (120) days prior to the first anniversary of the date that the Company first releases its proxy statement to shareholders in connection with the 2025 Annual Meeting (such date, the “Termination Date”), it being understood that the Company shall be required to give sufficient advance notice to Stadium in the event the Company determines to advance or delay the 2026 Annual Meeting, so that Stadium will continue to have no less than thirty (30) days to nominate at such meeting;

•at the 2025 Annual Meeting, Stadium shall vote (or cause to be voted) any and all shares of the Company which it beneficially owns and which it has the right to vote on the record date for such meeting in favor of Linda Findley, Deborah L. Kilpatrick and Hilary A. Schneider;

•each party agrees not to publicly disparage the other party, subject to certain exceptions; and

•the Company will reimburse Stadium for documented out-of-pocket costs, fees and expenses incurred in connection with the negotiation and entry into this Agreement, the 2025 Annual Meeting and the matters related therein, provided that such reimbursement will not exceed $500,000.00 in the aggregate.
The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
As announced in a Form 8-K filed March 5, 2025, Mr. Harrison informed the Company that he will not stand for re-election to the Board when his term expires at the conclusion of the 2025 Annual Meeting. On March 13, 2025, Ms. Matas informed the Company that she will not stand for re-election to the Board when her term expires at the conclusion of the 2025 Annual Meeting. On March 13, 2025, Ms. Lauderback agreed to retire or resign from the Board effective December 31, 2025. On March 13, 2025, Mr. Gulis, agreed to retire or resign from the Board no later than the completion of the Company’s debt refinancing or at the conclusion of the 2026 Annual Meeting, whichever occurs first. None of Messrs. Harrison and Gulis or Mses. Lauderback and Matas's decisions were due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices.

The Company and the Board express their deep appreciation to each of Messrs. Harrison and Gulis and Mses. Lauderback and Matas for their many contributions and their years of dedicated and outstanding service to the Company. The Company and the Board wish Messrs. Harrison and Gulis and Mses. Lauderback and Matas the very best in their future endeavors.

ITEM 7.01	REGULATION FD DISCLOSURES.
A copy of the press release announcing the Company's entry into the Agreement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Agreement, dated March 13, 2025, between Sleep Number Corporation and Stadium Capital Management, LLC
99.1	Press Release, dated March 13, 2025
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLEEP NUMBER CORPORATION
(Registrant)

Dated: March 13, 2025	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President and Chief Legal and Risk Officer